UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A


    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                      1934

Filed  by  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [  ]

Check  the  appropriate  box:

[ X ]  Preliminary  Proxy  Statement
[   ]  Confidential,  for  Use  of  the  Commission  Only  (as permitted by Rule
       14a-6(e)(2))
[   ]  Definitive  Proxy  Statement
[   ]  Definitive  Additional  Materials
[   ]  Soliciting  Material  Under  Rule  14a-12

                          PrimeSource Healthcare, Inc.
___________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)
___________________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:
     __________________________________________________
     2)   Aggregate number of securities to which transaction applies:
     __________________________________________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     __________________________________________________
     4)   Proposed maximum aggregate value of transaction:
     __________________________________________________
     5)   Total fee paid:
     __________________________________________________

[   ]     Fee  paid  previously  with  preliminary  materials.
[   ]     Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)  Amount  previously  paid:
          __________________________________________________
          2)  Form,  Schedule  or  Registration  Statement  No.:
          __________________________________________________
          3) Filing Party:
          __________________________________________________
          4)  Date  Filed:
          __________________________________________________

                                                               November 15, 2004
Dear  Stockholder:

On behalf of the PrimeSource Healthcare, Inc. Board of Directors, you are invited to attend the Annual Meeting of Stockholders to be held on December 10, 2004, at PrimeSource's offices located at 3708 E. Columbia Street, Tucson,
Arizona  85714.  The  meeting  will  begin  at  3:00  p.m.  Mountain  Time.

In addition to the formal items of business to be conducted at the meeting, we will report on the operations of PrimeSource and will respond to stockholder questions.

We encourage your participation in the vote on the proposals contained in the accompanying proxy statement and, to that end, solicit your proxy. You may give your proxy by completing, dating and signing the proxy card and returning it promptly in the enclosed envelope. You are urged to do so even if you plan to attend the meeting.

We look forward to seeing you on Friday, December 10, 2004. Thank you for your support of PrimeSource.


                                        Sincerely,

                                        /s/  William  H.  Lomicka

                                        WILLIAM H. LOMICKA
                                        CHAIRMAN  OF  THE  BOARD

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          PRIMESOURCE HEALTHCARE, INC.

                                 _______________

Date:     December  10,  2004

Time:     3:00  p.m.  Mountain  Time

Place:     PrimeSource  Healthcare,  Inc.
           3708  E.  Columbia  Street
           Tucson,  Arizona  85714
Purposes:

     -    To elect one Class I Director for a three-year term.

     - To approve an amendment to and restatement of the PrimeSource Healthcare, Inc. Articles of Organization to change the Company's name to LXU Healthcare, Inc.

     - To ratify the appointment by the Board of Directors of Deloitte & Touche LLP as our independent public accountants for our fiscal year ended June 30, 2005.

     - To transact any other business which may be properly presented at the meeting and any postponement or adjournment of the meeting.

Stockholders of record as of the close of business on October 29, 2004 are entitled to receive notice of and to vote at this meeting and any postponement or adjournment of the meeting.

                                             By Order of the Board of Directors,

                                             /s/  Shaun  D.  McMeans

                                             SHAUN  D.  MCMEANS,  CLERK


Tucson,  Arizona
November  15,  2004

                                 _______________



                                    IMPORTANT

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. PLEASE NOTE THAT SPACE LIMITATIONS MAY MAKE IT NECESSARY TO LIMIT ATTENDANCE ONLY TO PRIMESOURCE STOCKHOLDERS AND THEIR DULY APPOINTED PROXY HOLDERS. WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. THIS WILL ASSURE YOUR REPRESENTATION AND A QUORUM FOR THE TRANSACTION OF BUSINESS AT THE MEETING. IF YOU DO ATTEND THE MEETING, YOU MAY VOTE IN PERSON, EVEN IF YOU HAVE RETURNED A PROXY CARD.

                                TABLE OF CONTENTS
                                                                       PAGE
                                                                       ----

PRIMESOURCE  HEALTHCARE,  INC --------------------------------------------1
PROPOSAL  1:  ELECTION  OF  DIRECTORS ------------------------------------3
PROPOSAL  2:  AMENDMENT  AND  RESTATEMENT  OF  THE  PRIMESOURCE
  HEALTHCARE, INC. ARTICLES  OF  ORGANIZATION  TO CHANGE  OUR
  NAME  TO  LXU  HEALTHCARE, INC -----------------------------------------5
PROPOSAL 3: RATIFICATION OF DELOITTE & TOUCHE LLP -----------------5 BOARD OF DIRECTORS AND COMMITTEE MEETINGS ---------------------------6
DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT -----------------8 EXECUTIVE COMPENSATION --------------------------------------------------8
COMPENSATION  OF  DIRECTORS ---------------------------------------------10
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION --------10 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT ----10 PRINCIPAL ACCOUNTANT FEES AND SERVICES ------------------------------14 EXECUTIVE OFFICERS AND KEY MANAGEMENT PERSONNEL --------------------15 EMPLOYMENT CONTRACTS ---------------------------------------------------16
BOARD COMPENSATION REPORT ON EXECUTIVE COMPENSATION ----------------17 REPORT OF THE AUDIT COMMITTEE ---------------------------------------18
PERFORMANCE  GRAPH ------------------------------------------------------19
STOCKHOLDER  PROPOSALS --------------------------------------------------21

                          PRIMESOURCE HEALTHCARE, INC.
                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                                   TO BE HELD
                                December 10, 2004

                             3708 E. COLUMBIA STREET
                              TUCSON, ARIZONA 85714


GENERAL

This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of PrimeSource Healthcare, Inc. of proxies for use at the Annual Meeting of Stockholders to be held at our offices located at 3708 E. Columbia Street, Tucson, Arizona 85714 on December 10, 2004 at 3:00 p.m., Mountain Time, and any adjournment, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying proxy were first sent or given to stockholders on or about November 15, 2004. Only holders of record of our equity securities on October 29, 2004, the "Record Date," will be entitled to vote at the Annual Meeting.

VOTING  RIGHTS  AND  OUTSTANDING  SHARES

As of the Record Date, our outstanding equity securities and their associated voting rights were as follows:

       TITLE OF SECURITY     NUMBER OF SHARES    CURRENT VOTES     TOTAL VOTES
                               OUTSTANDING         PER SHARE        PER CLASS
--------------------------------------------------------------------------------
     Common Stock               22,375,144             1             22,375,144
--------------------------------------------------------------------------------
     Series G Convertible          222,501           100             22,250,100
     Redeemable Preferred Stock
--------------------------------------------------------------------------------

The total number of votes that may be cast with respect to any matter voted on at the Annual Meeting is 44,625,244.

QUORUM  AND  VOTE  REQUIRED

The presence of a quorum is required to conduct business at the Annual Meeting. A quorum is present if a majority of the total voting power of all stock issued, outstanding and entitled to vote is present, in person or by proxy. Shares represented by signed proxies that are returned to us will be counted in determining the presence of a quorum in all matters even though they are marked as "Abstain," "Against" or "Withhold Authority" on one or more or all matters or they are not marked at all. Broker/dealers who hold their customers' shares of common stock in street name may, under the applicable rules of the self-regulatory organizations of which the broker/dealers are members, sign and submit proxies for such shares of street name common stock. In addition, broker/dealers may vote such shares of common stock on "routine" matters, which, under such rules, typically include the election of directors, but broker/dealers may not vote such shares of common stock on other matters, which typically would include the adoption of an amendment to our Articles of Organization, without specific instructions from the customer who owns such shares of common stock. Proxies signed and submitted by broker/dealers that have not been voted on certain matters as described in the previous sentence are referred to as "broker non-votes." Broker non-votes will be counted in determining the presence of a quorum.

There is no cumulative voting in the election of directors. The affirmative vote of the holders of a plurality of the voting power of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to elect the nominee to serve as Class I Director. The affirmative vote of the holders of a majority of the voting power of our capital stock outstanding is required to approve the amendment and restatement to the PrimeSource Articles of Organization. The affirmative vote of the holders of a plurality of the voting power of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to ratify the appointment of Deloitte & Touche LLP.

Thus, with respect to the election of Directors and the ratification of the appointment of Deloitte & Touche LLP, abstentions and broker non-votes will have no effect on the outcome of the voting. With respect to the amendment and restatement of our Articles of Organization, an abstention from voting on the proposal or a broker non-vote will have the effect of a vote against the proposal.

If the accompanying proxy card is properly signed and returned to us prior to the Annual Meeting and is not revoked, it will be voted in accordance with the instructions contained therein. If no instructions are given and none of the proposals are physically crossed out, the persons designated as proxies in the accompanying proxy card will vote FOR the following three proposals:

     -    the election of a Class I Director nominated by the Board of Directors

     - the amendment to and restatement of the PrimeSource Healthcare, Inc. Articles of Organization to change the Company's name to LXU Healthcare, Inc.

     - the ratification of the appointment by the Board of Directors of Deloitte & Touche LLP as our independent public accountants for our fiscal year ended June 30, 2005.

A proxy card for use at the Annual Meeting is enclosed. Stockholders holding shares of common stock in "street name" with a broker, bank or other holder of record should review the information provided to them by such holder of record. This information will set forth the procedures to be followed in instructing the holder of record how to vote the "street name" common stock and how to revoke previously given instructions.

The Board of Directors is not currently aware of any matters other than those referred to herein which will come before the Annual Meeting. If any other matter should be properly presented at the Annual Meeting for action, the persons named in the accompanying proxy will vote and act according to their best judgments in light of the conditions then prevailing.

You may revoke your proxy at any time before it is actually voted at the Annual Meeting by delivering written notice of revocation to our Clerk at the address on the cover page of this Proxy Statement or by sending in a later-dated proxy card. If you attend the Annual Meeting and want to vote in person, you can request in writing that your previously submitted proxy not be used. Attendance at the Annual Meeting will not, in itself, constitute revocation of your proxy. We will bear the expense of preparing, printing and mailing proxy materials to our stockholders. In addition, proxies may be solicited personally or by telephone, mail or facsimile. Our officers or employees may assist with personal or telephone solicitation and will receive no additional compensation therefore. We will also reimburse brokerage houses and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of shares of common stock. Registrar and Transfer Company, our transfer agent, will tally the votes. We will not disclose your vote except as required by law.

                                   PROPOSAL 1

                              ELECTION OF DIRECTOR

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION
                           OF THE NOMINEE LISTED BELOW

The Board of Directors is currently divided into three classes, having staggered terms of three years each. In addition, the holders of a majority of the Series G Preferred Stock, voting as a separate class, have the right to elect an additional two non-classified members of the Board of Directors. Of the current Directors, one Class I Director has term expiring at the 2004 Annual Meeting, two Class II Directors have terms expiring at the 2005 Annual Meeting and one Class III Director has term expiring at the 2006 Annual Meeting. There is currently one vacancy in our Class I Directors, one vacancy in our Class III Directors, and the holders of a majority of the Series G Preferred Stock have not exercised their right to elect two non-classified members of the Board of Directors. Pursuant to the Purchase Agreement, dated as of August 6, 2002, between PrimeSource and the investors' signatory thereto, we agreed that effective of December 31, 2002 the Board of Directors would consist of no more than seven members, two of whom would be designated by the holders of a majority of the Series G Preferred Stock. The proxies voted on this Proposal 1 may not be voted for greater than one nominee.

We are nominating one Director for election at this Annual Meeting. The nominee is currently a Class I Director whose term expires at this Annual Meeting. The Class I Director elected at this Annual Meeting will serve until the 2007 Annual Meeting or special meeting in lieu thereof, and until that director's successor is elected and qualified. If the person nominated is elected, following such election, the Board of Directors will be composed of four Directors. The Board of Directors is currently comprised of the following individuals:

     NAME               AGE  DIRECTOR  POSITION WITH PRIMESOURCE         TERM
                              SINCE                                      ENDS
--------------------------------------------------------------------------------
 William H. Lomicka      67   2001     Director and Chairman             2004
--------------------------------------------------------------------------------
 Larry H. Coleman, Ph.D. 61   2001     Director                          2005
--------------------------------------------------------------------------------
 Joseph  H.  Potenza     57   2003     Director, President and Chief     2005
                                       Executive Officer
--------------------------------------------------------------------------------
 Shaun D. McMeans        43   2003     Director, Chief Operating Officer
                                       and Chief Financial Officer       2006
--------------------------------------------------------------------------------

INFORMATION  WITH  RESPECT  TO  NOMINEE

Set forth below is information with respect to the nominee for Class I Director to be elected at this Annual Meeting, for the remaining Class II Directors whose term of office will expire at the 2005 Annual Meeting and for the Class III Director whose term of office will expire at the 2006 Annual Meeting. Of the Directors, Larry H. Coleman, William H. Lomicka and Shaun D. McMeans were previously elected by the stockholders. The Board of Directors appointed Joseph
H. Potenza to the Board of Directors on September 1, 2003, to fill a newly created vacancy on the Board. Mr. Lomicka is the only director who serves on the Board of Directors for other public reporting companies. These companies are Counsel Corporation, Acceris Communications, Inc. and Pomeroy IT Solutions.


      CURRENT CLASS I DIRECTOR AND NOMINEE TO SERVE AS CLASS I DIRECTOR FOR A
               THREE-YEAR TERM EXPIRING AT THE 2007 ANNUAL MEETING

WILLIAM H. LOMICKA, DIRECTOR - Mr. Lomicka has served on our Board of Directors since March 2, 2001, pursuant to our merger with PrimeSource Surgical. Mr. Lomicka is the Chairman of Coulter Ridge Capital, a private investment firm. From 1989 to 1999, Mr. Lomicka was President of Mayfair Capital, a private investment firm. Mr. Lomicka, formerly the Senior V.P. of Finance of Humana, Inc., presently serves on the boards of numerous companies, both public and private. Representative companies include: Counsel Corporation, Pomeroy IT Solutions, Inc., Broadband Laboratories, Medventure Technologies, and Merit Health Systems. Mr. Lomicka graduated from the College of Wooster in Wooster, Ohio, and earned his M.B.A. from the Wharton Graduate School of the University of Pennsylvania.

                        CLASS II DIRECTORS SERVING A TERM
                       EXPIRING AT THE 2005 ANNUAL MEETING

LARRY H. COLEMAN, PH.D., DIRECTOR - Dr. Coleman has served on our Board of Directors since March 2, 2001, pursuant to our merger with PrimeSource Surgical. Dr. Coleman is the founder and President of Coleman Swenson Booth Inc., a private venture capital fund established in 1986. Dr. Coleman began his venture capital career in 1983 as President of HCA Capital, a wholly-owned subsidiary of Columbia/HCA Healthcare Corporation. Dr. Coleman has served as a director on the boards of over 20 companies. Dr. Coleman graduated from the University of North Carolina with an A.B. and earned his Ph.D. from the University of South Dakota.

JOSEPH H. POTENZA, DIRECTOR, PRESIDENT AND CHIEF EXECUTIVE OFFICER - Mr. Potenza has served on our Board of Directors since September 1, 2003. Prior to joining PrimeSource, Mr. Potenza held senior management positions with McKesson Corporation as Vice President of the Corporate Program and with Medibuy where he was responsible for the National Accounts and Corporate Program. From 1977 to 1997, Mr. Potenza developed his career with American Hospital Supply Corporation/Baxter Healthcare Corporation, culminating as Eastern Region President, running a $750 million distribution business with 650 employees and seven distribution facilities. He received a Bachelor of Arts degree in English from Norwich University and a Master of Arts degree in Management from Central Michigan University.

                        CLASS III DIRECTOR SERVING A TERM
                       EXPIRING AT THE 2006 ANNUAL MEETING

SHAUN MCMEANS, DIRECTOR, CHIEF OPERATING OFFICER AND CHIEF FINANCIAL OFFICER - Mr. McMeans has served on our Board of Directors since September 1, 2003. Mr. McMeans has over 20 years of experience in manufacturing and distribution businesses, specializing in operations, accounting and financial management. Prior to becoming the Company's Chief Operating Officer and Financial Officer, he served as Vice President of Operations and Corporate Controller. Prior to joining the Company, Mr. McMeans held senior operational and financial management positions with Burnham Corporation, a leading domestic manufacturer and distributor of residential and commercial heating equipment. Mr. McMeans earned a Bachelor of Science degree in accounting from The Pennsylvania State University and is a certified public accountant. He began his career in public accounting with the former Peat, Marwick, Mitchell and Company.


                                   PROPOSAL 2

                  AMENDMENT AND RESTATEMENT OF THE PRIMESOURCE
                  HEALTHCARE, INC. ARTICLES OF ORGANIZATION TO
                     CHANGE OUR NAME TO LXU HEALTHCARE, INC.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2

On October 20, 2004, the Board of Directors recommended that the Company's Articles of Organization be amended and restated to change our name from PrimeSource Healthcare, Inc. to LXU Healthcare, Inc. The Board recommended the adoption of the Amendment of the Articles after a claim was asserted against the Company by PrimeSource Healthcare Systems, Inc. an Illinois corporation, for, among other things, trademark infringement and unfair competition. The Company has not been served with the complaint. As a result of settlement discussions, the parties have agreed that the dispute can be resolved by changing the Company's name.

Changing the Company's name requires amending the Company's Articles of Organization. The name change is subject to shareholder approval by a majority vote. In connection with the proposed amendment, the Company will also restate its Articles or Organization. The Board of Directors recommends a vote for this proposal.


                                   PROPOSAL 3

                    RATIFICATION OF DELOITTE & TOUCHE LLP AS
                       OUR INDEPENDENT PUBLIC ACCOUNTANTS

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 3

For our fiscal year ended June 30, 2004, we engaged Deloitte & Touche LLP, or Deloitte, as our independent public accountants. As recommended by our management and our Audit Committee of the Board of Directors, the Board of Directors has appointed Deloitte as our independent accountants for our fiscal year ended June 30, 2005, subject to ratification by the stockholders. We do not expect that representatives of Deloitte will have an opportunity to make a statement or be available to respond to questions at the Annual Meeting, because we do not expect them to attend the Annual Meeting.


                    BOARD OF DIRECTORS AND COMMITTEE MEETINGS

During our fiscal year ended June 30, 2004, or our "2004 Fiscal Year," the Board of Directors held fourteen meetings. During our 2004 Fiscal Year, each incumbent director attended at least 96% of the aggregate of the number of meetings of the Board of Directors and the total number of meetings held by all committees on which the individual served.

The following table shows the membership of our committees to the Board of Directors as of September 30, 2004. An asterisk indicates chairperson.

    NAME                 AUDIT   COMPENSATION   EXECUTIVE   NOMINATING   FINANCE
--------------------------------------------------------------------------------
 Larry H. Coleman, Ph.D.   X          X             X                       X*
--------------------------------------------------------------------------------
 William H. Lomicka        X*                       X           X           X
--------------------------------------------------------------------------------
 Shaun  D.  McMeans
--------------------------------------------------------------------------------
 Joseph  Potenza
--------------------------------------------------------------------------------

Any shareholder who desires to contact PrimeSource's directors may do so electronically by sending an email to the following address: ir@pshc.com. Alternatively, a shareholder can contact the directors by writing to:
PrimeSource Healthcare, Inc., 3708 E. Columbia Street, Tucson, AZ 85714. All communications are forwarded to the appropriate board member as addressed.
Additionally, the Company urges all board members to attend the annual shareholders meeting and be available for direct discussion. Last year, two of the Company's directors, Mr. McMeans and Mr. Potenza, attended the annual shareholders meeting.

COMMITTEES

The AUDIT COMMITTEE, which consists of two Directors, each of whom are non-employee Directors, and its responsibilities include engagement of independent public accountants, review of audit fees, supervision of matters relating to audit functions, review and setting of internal policies and procedures regarding audits, accounting and other financial controls, and reviewing related party transactions. During our 2004 Fiscal Year, the Audit Committee met four times. The report of the Audit Committee for our 2004 Fiscal Year can be found beginning on page 18 of this Proxy Statement.

The Audit Committee has not adopted an Audit Committee Charter, however, it does comply with 15 U.S.C 71c(a)(58)(a). William H. Lomicka satisfies the financial expert requirement. Mr. Lomicka also satisfies the independence requirements of Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange that would apply if our securities were listed on such exchange. However, Larry H. Coleman, Ph.D., would not be considered to be "independent," as a result of the fact that he would be deemed to be an affiliate of Coleman Swenson Hoffman Booth IV, L.P., one of our principal stockholders. Notwithstanding Dr. Coleman's lack of independence, the Board of Directors has determined that Dr. Coleman's presence on the Audit Committee is beneficial to us because of his extensive experience with respect to sophisticated financial matters. In addition, Dr. Coleman has developed a thorough understanding of our financial accounting as a result of his service as a director on our board.

The COMPENSATION COMMITTEE is responsible for approval of remuneration arrangements for our executive officers, review and approval of compensation plans relating to executive officers, directors and employees, including grants of stock options and other benefits under our stock plans, and general review of our employee compensation policies. During our 2004 Fiscal Year, the Compensation Committee did not meet. As a result, the duties of this Committee have been carried out by the entire Board of Directors as required. The report of the Compensation Committee on Executive Compensation for our Fiscal Year 2004 can be found beginning on page 17 of this Proxy Statement. During Fiscal Year 2004, Dr. Coleman served on the Compensation Committee. Mr. Bradford C. Walker, our former President and Chief Financial Officer, also served on the Compensation Committee until his resignation from the Company in September 2003. During Fiscal Year 2005, we may nominate different directors to serve on the Compensation Committee.

The EXECUTIVE COMMITTEE, which consists of two Directors, each of whom are non-employee Directors, acts on behalf of the Board of Directors on important matters that arise between meetings of the Board of Directors and has the authority to exercise the full authority of the Board of Directors. During our 2004 Fiscal Year, the Executive Committee did not meet.

The NOMINATING COMMITTEE provides the Board of Directors with recommendations for new Directors when a vacancy exists on the Board of Directors. The Nominating Committee does not operate under a charter. The Nominating Committee will consider all nominees recommended to it by shareholders of the Company. During our 2004 Fiscal Year, the Nominating Committee did not meet. During our Fiscal Year 2004, Messrs. Lomicka and Nicholas Memmo served on the Nominating Committee. Mr. Memmo resigned from the Board of Directors on January 28, 2003. During our Fiscal Year 2005, we may nominate different directors to serve on the Nominating Committee.

The Nominating Committee will consider as nominees for election to the Board, persons recommended by the shareholders of the Company. Any shareholder desiring to recommend a nominee for election at the 2005 annual meeting of shareholders should submit such nomination in writing to the Secretary of the Company, including the nominee's name, business experience, number of shares of the Company's stock owned and any other information the shareholder thinks is pertinent prior to June 30, 2005. All persons recommended for nomination as a board member are reviewed in light of their individual business or professional qualifications with a goal of maintaining a diverse mix of perspectives and backgrounds among the board members. The nominating committee may consider a more formalized process for identifying and evaluating nominees for director, including nominees recommended by security holders.

The FINANCE COMMITTEE is responsible for exercising the authority of the Board of Directors in the management of our financial affairs, including, but not limited to, establishing and amending credit facilities and issuing our securities. During our 2004 Fiscal Year, the Finance Committee did not meet. As a result, the duties of this Committee have been carried out by the entire Board of Directors as required. During our Fiscal Year 2003, Messrs. Coleman and James Goodman served on the Finance Committee from July 1, 2002 to December 17, 2002. Mr. Goodman's term expired on December 17, 2002. During our Fiscal Year 2004, Messrs. Coleman, Lomicka and Walker served on the Finance Committee from December 17, 2002 until Mr. Walker's resignation from the Company on September 1, 2003.

               DIRECTORS  AND  EXECUTIVE  OFFICERS  OF  THE  REGISTRANT

The following individuals were directors of PrimeSource as of September 30, 2004.

     NAME               AGE   DIRECTOR   POSITION WITH PRIMESOURCE         TERM
                               SINCE                                       ENDS
--------------------------------------------------------------------------------
 William H. Lomicka      67    2001      Director and Chairman             2004
--------------------------------------------------------------------------------
 Larry H. Coleman, Ph.D. 61    2001      Director                          2005
--------------------------------------------------------------------------------
 Joseph  H.  Potenza     58    2003      Director, President and Chief
                                         Executive Officer                 2005
--------------------------------------------------------------------------------
 Shaun D. McMeans        43    2003      Director, Chief Operating Officer
                                         and Chief Financial Officer       2006
--------------------------------------------------------------------------------

The  background  of  each  director  is  described  above  under  Proposal  I.


                             EXECUTIVE COMPENSATION

The following table sets forth the compensation of our Chief Executive Officer, and the two highest compensated executive officers of the Company as of June 30, 2004, or, collectively, the "Named Executive Officers":

                                SUMMARY COMPENSATION TABLE
<BTB>                                                                          LONG TERM
                                                    ANNUAL  COMPENSATION   COMPENSATION AWARDS
                                                    --------------------   -------------------
                                      FISCAL                                  SECURITIES
                                      YEAR                                    UNDERLYING
 NAME AND PRINCIPAL POSITION          ENDED         SALARY($)    BONUS($)      OPTIONS (#)
 ---------------------------          ----          ---------    --------      -----------

Joseph H. Potenza                  June 30, 2004     230,556          0                 0
Current President, Chief           June 30, 2003     178,333     12,500         1,300,000
Executive Officer and Director     June 30, 2002     166,637          0                 0

Shaun D. McMeans                   June 30, 2004     191,667     20,000                 0
Chief Operating Officer , Chief    June 30, 2003     145,000      7,500           975,000
Financial Officer and Director     June 30, 2002     138,591      9,990                 0


Bradford C. Walker                 June 30, 2004     136,881(3)  50,000(4)      1,300,000
Former President, Chief            June 30, 2003     229,198(2)       0         1,957,500
Executive Officer and              June 30, 2002           0(2)       0                 0
Director  (1)

_________
(1) We appointed Mr. Walker as President and Chief Restructuring Officer in October 2001. In August 2002, we appointed Mr. Walker as President and Chief Executive Officer. Effective September 1, 2003, Mr. Walker resigned from his position as our President and Chief Executive Officer and as a member of our Board of Directors.
(2) For our fiscal year ended June 30, 2002, Mr. Walker was not an employee of PrimeSource. Beginning in October 2001 and through June 30, 2002, Corporate Revitalization Partners provided consulting services to PrimeSource in connection with PrimeSource's restructuring. During that period, Mr. Walker was a Managing Director of Corporate Revitalization Partners. In the fiscal years ended June 30, 2002 and June 30, 2003, PrimeSource paid Corporate Revitalization Partners $430,500 and $62,838, respectively, for consulting fees.
(3) Includes $84,002 paid out in accordance with Mr. Walker's severance agreement.
(4) Total bonus of $50,000 paid out in accordance with Mr. Walker's severance agreement.

The following table sets forth information with respect to options to purchase common stock granted to the Named Executive Officers as of our fiscal year ended June 30, 2004:

                                            OPTION GRANTS IN LAST FISCAL YEAR



                                     % OF TOTAL
                        NUMBER OF      OPTIONS                                    POTENTIAL REALIZABLE VALUE
                       SECURITIES    GRANTED TO                                     AT ASSUMED ANNUAL RATES
                       UNDERLYING     EMPLOYEES                                         OF STOCK PRICE
                        OPTIONS          IN          EXERCISE      EXPIRATION     APPRECIATION FOR OPTION TERM
   NAME                GRANTED(1)     FISCAL YEAR     PRICE           DATE
                          (#)           ($/SH)
   ----                ----------   -------------   --------    --------------   ------------------------------

                                                                                      5% ($)     10%
                                                                                      ------     ---
Bradford C. Walker (1)  1,300,000        100%        $  0.32     August 6, 2013         $0       $0

_________
(1) The option exercise price is the fair value of our common stock on the respected grant date as determined by the Board of Directors. The options would have vested 100% after one year from the grant date of August 6, 2003. However, effective September 1, 2003, Mr. Walker resigned from his position as our President and Chief Executive Officer and as our Board of Directors. As a result, these options became immediately exercisable and expires the earlier of (i) the date that is one (1) year following the registration of the applicable option's underlying shares under the Securities Act of 1933, on an effective registration statement on Form S-8 as amended or (ii) March 1, 2009, 5 years after Mr. Walker's severance date.

The following table sets forth information with respect to exercises of options to purchase our stock granted to the Named Executive Officers as of our fiscal year ended June 30, 2004. Options are for common stock unless otherwise noted.

                  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL
                                  YEAR-END OPTION VALUES

<BTB>

                                                              NUMBER  OF  SECURITIES        VALUE  OF  UNEXERCISED
                         SHARES                             UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS
                       ACQUIRED ON                        OPTIONS AT FISCAL YEAR-END(#)    AT FISCAL YEAR-END($)(1)
    NAME               EXERCISE (#)   VALUE REALIZED($)    EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE
             ----      -----------    ----------------    -----------------------------   -------------------------
 Bradford C. Walker (1)   50               0                     3,249,950/0                         0/0
 Bradford C. Walker-
   Series G Stock (2)      1             $16.00                      7,499/0                  $119,984/0
 Shaun D. McMeans          0               0                       373,666/688,543                   0/0
 Joseph H. Potenza         0               0                       503,196/945,641                   0/0

_________

(1) With respect to options to purchase our common stock, value is based on an estimated fair market value of $ 0.01 per share on June 30, 2004, minus the exercise price of such options, multiplied by the number of shares underlying such options.

(2) This is an option to purchase Series G Convertible Redeemable Preferred Stock. Each share of Series G Convertible Redeemable Preferred Stock is convertible into 100 shares of common stock. With respect to options to purchase our Series G Convertible Redeemable Preferred Stock, value is based on an estimated fair market value on June 30, 2004 of $32.00 per share, minus the exercise price of such options, multiplied by the number of shares underlying such options.

                            COMPENSATION OF DIRECTORS

During Fiscal Year 2004, we did not pay our directors for attendance at meetings of the Board of Directors or meetings of the committees thereof. We do, however, pay expenses for attendance at meetings of the Board of Directors and committees thereof. In addition, non-employee directors are compensated with options to purchase shares of common stock, in accordance with the 1995 Directors' plan (the "1995 Director Plan"). Under the terms of the 1995 Director Plan, we grant our non-employee directors non-qualified stock options to purchase a total of 12,000 shares of common stock upon their election or appointment to the Board of Directors, with 4,000 options vesting on the date of grant, and 4,000 shares vesting annually thereafter provided the individual continues to serve on the Board of Directors. The options granted pursuant to the 1995 Director Plan have an exercise price equal to one-hundred percent of the fair market value per share of common stock on the date the option is granted.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During Fiscal Year 2004, Mr. Walker served on the Compensation Committee from July 1, 2003 to September 1, 2003. Mr. Walker served as our President and Chief Executive Officer during that period. Other than Mr. Walker's position as an officer, no past or present member of the Compensation Committee has ever been an officer or employee of PrimeSource or any of our subsidiaries, nor has such person ever had any relationship with PrimeSource or our officers requiring disclosure. Currently Dr. Coleman is the only director sitting on the committee, however GE Capital has an individual who participates as observer only. Dr. Coleman is the only voting member. The Board of Directors, as a whole, made the compensation decisions during Fiscal Year 2004, and not the compensation committee. No board member who is also an employee considered or voted on his own compensation.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

The following tables furnish certain information as of October 29, 2004 (except as otherwise noted), as to our equity securities beneficially owned by each of our directors, by each of the individuals named in the Summary Compensation Table and by all of our directors and executive officers as a group, and, to our knowledge, by any beneficial owner of more than 5% of any class or series of our outstanding equity securities.

<BTB>

                                                 Number of Shares of
                                                 Series G Convertible    Aggregate Number of Shares of
                           Number of Shares of   Redeemable Preferred    Common Stock Beneficially        Percent of Class
                           Common Stock          Stock Beneficially      Owned or Underlying Preferred    Voting Power
Name of Beneficial Owner   Beneficially Owned    Owned1                   Stock Beneficially Owned2        Presently  Held3
--------------------------------------------------------------------------------------------------------------------------
Larry  H. Coleman, Ph.D. 4       7,973,1665               77,187.5                     15,691,916                  22.68%
--------------------------------------------------------------------------------------------------------------------------
William  H.  Lomicka               838,6276               5,468.75                      1,385,502                   2.00%
--------------------------------------------------------------------------------------------------------------------------
Shaun  D.  McMeans                 424,0147                      0                        424,014                       *
--------------------------------------------------------------------------------------------------------------------------
Joseph  H.  Potenza                563,8398                      0                        563,839                       *
--------------------------------------------------------------------------------------------------------------------------
All directors and executive      9,799,646               82,656.25                    18,065,271                   26.11%
officers  as  a  group (4 persons)
--------------------------------------------------------------------------------------------------------------------------

Unless otherwise indicated, the address of each person is care of PrimeSource Healthcare, Inc. 3708 E. Columbia Street, Tucson, Arizona 85714. Shares of common stock subject to options or warrants exercisable within sixty days of September 30, 2004, are deemed outstanding for purposes of computing the percentage ownership of the person holding such options or warrants but are not outstanding for purposes of computing the percentage of any other person.

*     Less  than  1%.

1 Each share of Series G Convertible Redeemable Preferred Stock entitles its holder to one hundred votes, subject to adjustment, in any vote of the holders of our common stock and may be converted into 100 shares of our common stock, subject to adjustment.

2 Includes common stock and the common stock underlying the Series G Convertible Redeemable Preferred Stock owned as of September 30, 2004 and common stock underlying options and warrants that are exercisable within sixty days of September 30, 2004.

3 Based upon the aggregate number of shares of our common stock outstanding and underlying outstanding shares of the Series G Convertible Redeemable Preferred Stock owned as of September 30, 2004 and options and warrants exercisable within sixty days of September 30, 2004 to acquire our common stock.

4 Dr. Coleman is the Managing General Partner of CSHB Ventures IV L.P., the General Partner of Coleman Swenson Hoffman Booth IV, L.P.

5 Includes 19,721 shares of our common stock underlying options that are exercisable within sixty days of September 30, 2004. Also includes 4,380,356 shares of our common stock subject to purchase pursuant to warrants that are exercisable within sixty days of September 30, 2004.

6 Includes 30,605 shares of our common stock underlying options that are exercisable within sixty days of September 30, 2004. Also includes 186,694 shares of our common stock subject to purchase pursuant to warrants that are exercisable within sixty days of September 30, 2004.

7 Includes 424,014 shares of our common stock underlying options that are exercisable within sixty days of September 30, 2004.

8 Includes 563,839 shares of our common stock underlying options that are exercisable within sixty days of September 30, 2004.

The following tables outlines beneficial owners of more than 5% of any class or series of our outstanding equity securities who are not directors or executive officers.

<BTB>

                                                 Number of Shares of
                                                 Series G Convertible    Aggregate Number of Shares of
                           Number of Shares of   Redeemable Preferred    Common Stock Beneficially        Percent of Class
                           Common Stock          Stock Beneficially      Owned or Underlying Preferred    Voting Power
Name of Beneficial Owner   Beneficially Owned    Owned1                   Stock Beneficially Owned2        Presently  Held3
--------------------------------------------------------------------------------------------------------------------------
GE  Capital Equity              17,369,7345                125,000                   29,869,734                   43.17%
Investments, Inc.4
--------------------------------------------------------------------------------------------------------------------------
Coleman Swenson Hoffman          7,973,1667                 77,187.5                 15,691,916                   22.68%
Booth IV L.P. 6
--------------------------------------------------------------------------------------------------------------------------
Webbmont  Holdings  L.P.8        3,428,2719                 14,843.75                 4,912,646                    7.10%
--------------------------------------------------------------------------------------------------------------------------
Bradford  Walker                3,250,00010                  7,50011                   4,000,000                    5.78%
--------------------------------------------------------------------------------------------------------------------------
Geneva Middle Market 12          3,106,693                       0                    3,106,693                    4.49%
--------------------------------------------------------------------------------------------------------------------------

____________________________

Unless otherwise indicated, the address of each person is care of PrimeSource Healthcare, Inc. 3708 E. Columbia Street, Tucson, Arizona 85714. Shares of common stock subject to options or warrants exercisable within sixty days of September 30, 2004, are deemed outstanding for purposes of computing the percentage ownership of the person holding such options or warrants but are not outstanding for purposes of computing the percentage of any other person.

*     Less  than  1%.

1 Each share of Series G Convertible Redeemable Preferred Stock entitles its holder to one hundred votes, subject to adjustment, in any vote of the holders of our common stock and may be converted into 100 shares of our common stock, subject to adjustment.

2 Includes common stock and the common stock underlying the Series G Convertible Redeemable Preferred Stock owned as of September 30, 2004 and common stock underlying options and warrants that are exercisable within sixty days of September 30, 2004.

3 Based upon the aggregate number of shares of our common stock outstanding and underlying outstanding shares of the Series G Convertible Redeemable Preferred Stock owned as of September 30, 2004 and options and warrants exercisable within sixty days of September 30, 2004 to acquire our common stock.

4 The address of GE Capital Equity Investments is 120 Long Ridge Road, Stamford, Connecticut 06927.

5 Includes 3,721 shares of our common stock underlying options that are exercisable within sixty days of September 30, 2004. Also includes 9,398,639 shares of our common stock subject to purchase pursuant to warrants that are exercisable within sixty days of September 30, 2004.

6 The address of Coleman Swenson Hoffman Booth IV L.P. is 237 Second Avenue South, Franklin, Tennessee 37064-2649.

7 Includes 19,721 shares of our common stock underlying options that are exercisable within sixty days of September 30, 2004. Also includes 4,380,356 shares of our common stock subject to purchase pursuant to warrants that are exercisable within sixty days of September 30, 2004.

8 The address of Webbmont Holdings L.P. is 1680 Hiram-Douglasville Highway, Suite 108, Hiram, Georgia 30141.

9 The Includes 1,456,876 shares of our common stock subject to purchase pursuant to warrants that are exercisable within sixty days of September 30, 2004. Includes 15,930 shares of our common stock held of record by Robert Neale Fisher, 8,434 shares of our common stock held of record by Virginia A. Fisher, 353,057 shares of our common stock held of record by Investors Equity, Inc. and 1,586,531 shares of our common stock held of record by Webbmont Holdings, L.P., all of which are considered beneficially held by Robert W. Fisher. Mr. Fisher is the President of Woodcrest Associates, Ltd., the general partner of Webbmont Holdings, L.P. Also includes 7,442 shares of our common stock underlying options held by Mr. Fisher that are exercisable within sixty days of September 30, 2004.

10 Includes 3,249,950 shares of our common stock underlying options that are exercisable within sixty days of September 30, 2004.

11 Includes 7,499 shares of the Series G Convertible Redeemable Preferred Stock subject to purchase pursuant to warrants that are exercisable within sixty days of September 30, 2004. Also includes 1 share of Series G Convertible Redeemable Preferred Stock purchased under an exercised stock option.

12   Geneva Middle Market holds 9.2% of the Company's common stock.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Securities Exchange Act of 1934, as amended, our directors, some of our officers and persons holding more than ten percent of our common stock are required to report their ownership of our common stock and any changes in such ownership to the Securities and Exchange Commission and us. To our knowledge, based solely on a review of copies of those reports furnished to us and on the representation of each insider that he or she was not required to file a form 5, all Section 16(a) filing requirements applicable to these persons were complied with during our fiscal year ended June 30, 2004.


                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

During our fiscal years ended June 30, 2004 and June 30, 2003, Deloitte billed us in the following categories and amounts:


                                    2004         2003
            Audit Fees        $   242,100   $   209,700
            Tax Fees              103,890       101,200
                              -----------   -----------
            Total Fees            345,990       310,910
                              ===========   ===========

Tax fees included preparation of the Company's federal and state income tax returns and periodic consultation on tax issues. $10,390 of the tax fees were not directly approved by the Audit Committee because they fell under the threshold of the approval policy set forth by the Audit Committee.

The Audit Committee of the Board of Directors has considered whether the provision of non-audit services by Deloitte is compatible with maintaining auditor independence. Services provided by Deloitte & Touche LLP may be approved by the CFO for an amount not to exceed $5,000 a quarter. All other services provided by Deloitte & Touche LLP, both audit and non-audit, must be pre-approved by the Audit Committee. The pre-approval of audit and non-audit services may be given at any time up to a year before commencement of the specified service. CFO approval or Audit Committee pre-approval is required for the following services:

     -    Audits of the Company's financial statements.
     - Consents, comfort letters, reviews of registration statements and similar services that incorporate or include the audited financial statements of the Company.
     -    Employee benefits plan audits.
     - Accounting consultations and support related to generally accepted accounting principles.
     - Tax compliance and related support for any tax returns filed by the Company, and returns filed by any executive or expatriate under a company-sponsored program.
     -    Tax planning and support.
     -    Merger and acquisition due diligence services.

Deloitte & Touche LLP is prohibited from providing certain types of services to the Company as follows:

     - Bookkeeping or other services related to the Company's accounting records or financial statements.
     -    Appraisal or Valuation Services or Fairness Opinions.
     -    Actuarial Services.
     -    Management Functions or Human Resource Functions.
     -    Broker-Dealer, Investment Adviser, or Investment Banking Services.
     -    Legal Services and Expert Services Unrelated to the Audit.
     -    Internal Audit Outsourcing.

     -    Financial Information Systems Design and Implementation.

Non-prohibited services are deemed permitted services and may be provided to the Company with the pre-approval by the full Audit Committee, as described above. At each regularly scheduled Audit Committee meeting, the Audit Committee reviews the services, including fees, provided by Deloitte & Touche LLP to date and a list of all services pre-approved since its last regularly scheduled meeting.


                 EXECUTIVE OFFICERS AND KEY MANAGEMENT PERSONNEL

For the business experience and background of Joseph H. Potenza, President and Chief Executive Officer, and Shaun D. McMeans, Chief Operating Officer and Chief Financial Officer, see information provided above under Proposal 1.


SAMUEL  M.  STEIN, 64, VICE PRESIDENT & GENERAL MANAGER, MANUFACTURING DIVISION:
Mr. Stein's career has focused on high growth technology companies. Prior to becoming General Manager of the Company's Luxtec Division, Mr. Stein served as Luxtec's Chief Financial Officer. Prior to joining Luxtec in 1993, Mr. Stein served as Chief Operating and Chief Financial Officer of Mitrol, Inc. of which he was also co-founder. He has served as Chief Financial Officer with companies ranging from start-ups to subsidiaries of Fortune 500 corporations. Mr. Stein earned a Bachelor of Science degree in Business Administration from the University of Toledo and a Master of Science degree from Rensselaer Polytechnic Institute.

MARK A. JUNGERS, 52, REGIONAL VICE PRESIDENT, DISTRIBUTION DIVISION: Mr. Jungers has an extensive background in med-surg and critical care product sales and management. Mr. Jungers joined PrimeSource through its 1999 acquisition of Bimeco, a leading distributor of specialty medical products to the critical care market in the southeastern United States, where he served as a Sales Manager. Prior to joining Bimeco in 1979, he held sales and marketing positions with the Extracorporeal Medical Division of Johnson & Johnson. Mr. Jungers earned a Bachelor of Science degree in Business Administration from Marquette University.

BRUCE R. HOADLEY, 45, REGIONAL VICE PRESIDENT, DISTRIBUTION DIVISION: Mr. Hoadley has worked for over 20 years in sales and management of specialty surgical products. He was the Sales Manager for Futuretech, a leading distributor of specialty medical products to the surgical market in the Southeastern United States, from 1991 until its acquisition by PrimeSource in 1999. Prior to joining Futuretech, Mr. Hoadley held sales management positions with Kendall Healthcare and Devon. He earned a Bachelor of Arts degree in Marketing from the University of Alabama.

SCOTT  F.  BILLMAN,  48,  REGIONAL  VICE  PRESIDENT, DISTRIBUTION DIVISION:  Mr.
Billman has spent his entire career in sales, marketing, and operations management. He has worked for over 20 years in the healthcare industry, holding several management positions primarily focused on the sales and marketing of surgical products. He most recently served as Senior Vice President of Product Marketing for Medibuy, Inc. Mr. Billman earned a Bachelor of Science degree in Business Administration and an MBA from Bowling Green State University.

                              EMPLOYMENT CONTRACTS

WALKER  EMPLOYMENT  AND  SEVERANCE  AGREEMENTS

On August 6, 2002, we entered into an employment agreement with Bradford C. Walker, our former President and Chief Executive Officer and a member of our Board of Directors. On September 5, 2003, we entered into a severance agreement with Mr. Walker pursuant to which subsequently, Mr. Walker resigned as our President, Chief Executive Officer and a member of our Board of Directors effective September 1, 2003.

Mr. Walker was entitled to receive severance payments equal to $20,833.33 monthly, for six (6) consecutive months from and after September 1, 2003 (the "Severance Period"). Mr. Walker was also entitled to receive additional severance payments of $25,000 payable on September 5, 2003, and $25,000 payable on or within five (5) business days after the last day of the Severance Period, March 5, 2004.

During the Severance Period, Mr. Walker and his dependents are entitled to continued coverage under our standard insurance plans, policies or programs, providing health, dental, vision, accidental death and dismemberment, long-term disability and life insurance coverage.

The severance agreement provided that Mr. Walker's option to purchase 1,300,000 shares of our common stock, granted on or about August 6, 2003, his option to purchase 1,950,000 shares of our common stock, granted on August 6, 2002, and his option to purchase 7,500 shares of our Series G Convertible Redeemable Preferred Stock, granted on August 6, 2002, each were fully vested and exercisable at any time prior to the earlier of (i) the date that is one (1) year following the registration of the applicable option's underlying shares under the Securities Act of 1933 on an effective registration statement on Form S-8, as amended or (ii) March 1, 2009, 5 years after Mr. Walker's severance date.

In consideration for the severance benefits, Mr. Walker agreed to release any claims he may have against us and our affiliates. We agreed to release Mr. Walker from any claims we may have against him. Furthermore, Mr. Walker agreed to cooperate with our reasonable requests for consultation and services during the Severance Period.

Finally, Mr. Walker agreed that, during the Severance Period, he would not compete with us. The Company's obligation to pay severance benefits and payments under the severance agreement will cease if Mr. Walker competes with us during the Severance Period.

                            BOARD COMPENSATION REPORT
                            ON EXECUTIVE COMPENSATION

Our executive compensation policies, which include salary and bonus amounts and other annual compensation for the Named Executive Officers, are determined by the Compensation Committee of the Board of Directors, or in the absence of such Committee, the Board of Directors. During our Fiscal Year 2004, Mr. Walker served on the Compensation Committee from July 1, 2003, to September 1, 2003. During Fiscal Year 2004, Dr. Coleman served on the Compensation Committee. However, the duties of this committee were carried out by the entire Board of Directors. During our Fiscal Year 2005, we may nominate directors to serve on the Compensation Committee.

During our Fiscal Year 2004, the annual salary of our former President and Chief Executive Officer, Bradford C. Walker, was set forth in his employment agreement. Mr. Walker resigned effective September 1, 2003 and, pursuant to the terms of his employment agreement, received severance payments from PrimeSource. Joseph Potenza was appointed President on September 1, 2003 and was subsequently appointed as the Company's Chief Executive Officer in May 2004. Mr Potenza's compensation was determined based on his past compensation and his position as compared to others in the Company and salaries of other comparable positions in our industry.

The annual salaries of our other executive officers during our fiscal year ended June 30, 2004 were determined based on their past salaries and salaries paid by comparable companies for comparable positions. Shaun D. McMeans, our Chief Operating Officer and Chief Financial Officer, received a cash bonus in the amount of $20,000 in our fiscal year ended June 30, 2004, as a result of his significant contributions to PrimeSource. Factors taken into account by the Compensation Committee in determining compensation include net sales, gross profit, net income and other specific operating goals as compared to the Company's operating plan.

     The  Board  of  Directors:

          William  Lomicka,  Chairman
          Larry  Coleman, Ph.D.
          Joseph  Potenza
          Shaun  McMeans

                         REPORT OF THE AUDIT COMMITTEE


October  29,  2004

To  the  Board  of  Directors  of  PrimeSource  Healthcare,  Inc.

We have reviewed and discussed with management the Company's audited financial statements as of June 30, 2004 and 2003, and for the three years in the period ended June 30, 2004.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEES, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, as amended, by the Independence Standards
Board,  and  have  discussed  with  the  auditors  the  auditors'  independence.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended June 30, 2004.

William  H.  Lomicka,  Chair
Larry  H.  Coleman,  Ph.D.

                                PERFORMANCE GRAPH

Our common stock has not been listed or quoted on an exchange since November 17, 2000. A performance graph comparing our common stock performance with the performance of the S&P Small Cap 600 Index and our peer group index is provided. Because our common stock is not listed or quoted on an exchange, all values subsequent to November 17, 2000 are estimates only.

The following performance graph is intended to reflect the performance of our business for our last five completed fiscal year periods, which are October 31, 1999, October 31, 2000, June 30, 2001, June 30, 2002, June 30, 2003 and June 30,
2004.

          COMPARISON  OF  FIVE-YEAR  CUMULATIVE  TOTAL  RETURN  AMONG
   PRIMESOURCE,  THE  STANDARD  &  POOR'S  ("S&P")  SMALL  CAP  600  INDEX  AND
                     PRIMESOURCE'S PEER GROUP INDEX (1)

                               [GRAPHIC  OMITED]

                10/31/99   10/31/00   6/30/01    6/30/02    6/30/03      6/30/04
--------------------------------------------------------------------------------

PrimeSource       100.00      48.48     48.48     15.52      15.52           .48
--------------------------------------------------------------------------------
S&P Smallcap 600  100.00     124.41    132.29    131.68     125.79        168.69
--------------------------------------------------------------------------------
PrimeSource's     100.00     137.85    135.07    173.55     173.52        280.34
Peer Group
--------------------------------------------------------------------------------

__________
(1) This graphic presentation assumes (a) one-time $100 investments in common stock and in market capital base-weighted amounts apportioned among all the companies whose equity securities constitute the above named broad equity market index and PrimeSource's selected peer group index, in each case made as of the market close on October 31, 1998 and (b) the automatic reinvestment of dividends, if any, in additional shares of the same class of equity securities constituting such investments at the frequency with which dividends were paid on such securities during the applicable fiscal years. We selected our peer group in good faith based on companies in a similar industry or line-of-business. The returns of each component issuer of the PrimeSource's peer group are weighted according to the respective issuer's stock market capitalization based on data derived from such issuer's filings with the Securities and Exchange Commission for the beginning of each period for which a return is indicated. PrimeSource's peer group is made up of the following six companies:

Synovis  Life  Technologies,  Inc.
Cantel  Medical  Corp.
Conmed  Corp.
Fisher  Scientific  International  Inc.
PrimeSource  Healthcare,  Inc.
Patterson  Dental  Co.

                              STOCKHOLDER PROPOSALS

This Annual Meeting is called for the purposes set forth in the Notice. Although we know of no items of business that will be presented at the Annual Meeting other than those described, proxies in the accompanying form will confer discretionary authority to our management proxy holders to use in accordance with their best judgment with respect to any such items which may come before the Annual Meeting to the extent permitted by the applicable rules of the Securities and Exchange Commission.

We anticipate that the next Annual Meeting of Stockholders will be held in November 2005. In order to be included in our proxy materials to be distributed in connection with the Annual Meeting of the stockholders in 2005, we must receive stockholder proposals for that meeting on or before July 16, 2005. Any stockholder proposal submitted for inclusion in our proxy materials must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended. In order for a stockholder proposal that is not included in the proxy statement to be considered for possible presentation at the meeting (other than a proposal with respect to the nomination for election of one or more directors, for which procedures are set forth above under the caption "Committees of the Board"), such a proposal must be received by our Clerk on or before September 30, 2005. Our management proxy holders will be permitted to use their discretionary voting authority, as conferred by any valid proxy, in accordance with their best judgment when such a proposal is raised at that meeting.

Accompanying this Proxy Statement is a copy of our annual report filed with the Securities and Exchange Commission on Form 10-K for our fiscal year ended June 30, 2004. Stockholders are referred to such report for financial and other information about the activities of PrimeSource.

                                   By  order  of  the  Board  of  Directors,

                                   /s/  Shaun  D.  McMeans

                                   PRIMESOURCE  HEALTHCARE,  INC.
                                   SHAUN  D.  MCMEANS
                                   Clerk

November  15,  2004

                          PRIMESOURCE HEALTHCARE, INC.

                    Proxy For Annual Meeting Of Stockholders
                         To Be Held On December 10, 2004

           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned stockholder of PRIMESOURCE HEALTHCARE, INC., a Massachusetts corporation (the "Company"), hereby appoints Joseph H. Potenza and Shaun D. McMeans or either of them, as proxies for the undersigned, each with full power of substitution to attend the Annual Meeting of Stockholders of the Company to be held on Friday, December 10, 2004, at 3:00 p.m., Mountain Time, at the Company's offices located at 3708 E. Columbia Street, Tucson, Arizona 85714, and at any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Annual Meeting and otherwise to represent the undersigned at the Annual Meeting, with the same effect as if the undersigned were present. The undersigned instructs such proxies or their substitutes to act on the following matters as specified by the undersigned, and to vote in such manner as they may determine on any other matters that may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement and revokes any proxy previously given with respect to such shares.

                  (Continued and to be signed on reverse side)

PLEASE  VOTE,  DATE  AND  SIGN  AND  RETURN  PROMPTLY  IN  THE ENCLOSED ENVELOPE

1. To elect the following director to serve until the 2007 annual meeting of stockholders and until his successor is elected and qualified.

     Nominee:     William  H.  Lomicka

     [  ]  FOR  NOMINEE     [  ]  WITHHOLD  AS  TO  NOMINEE


2. To amend and restate the Articles of Association of PrimeSource Healthcare, Inc. to change its name to LXU Healthcare, Inc.

     [  ]  FOR          [  ]  AGAINST          [  ]  ABSTAIN

3. To ratify the selection of Deloitte & Touche LLP as the Company's independent public accountants for the Company fiscal year ended June 30, 2005.

     [  ]  FOR          [  ]  AGAINST          [  ]  ABSTAIN

4. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

            [  ]  CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF THIS PROXY IS EXECUTED BUT NO SPECIFICATION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE FOREGOING PROPOSALS AND OTHERWISE IN THE DISCRETION OF THE PROXIES AT THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

Sign,  Date  and  Return  the  Proxy  Card Promptly Using the Enclosed Envelope.

Signature____________________  Signature if held jointly_______________________
Dated___________,  2004.

Please sign exactly as your name appears hereon and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian or as an officer, signing for a corporation or other entity, please give full title under signature.